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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-81325 and 333-30738.

                                       /s/ Arthur Andersen LLP
                                       -----------------------------------------
                                                             Arthur Andersen LLP


San Jose, California
March 29, 2000